                                 SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                              ON-SITE SOURCING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             ON-SITE SOURCING, INC.
                             1111 NORTH 19TH STREET
                                   SIXTH FLOOR
                            ARLINGTON, VIRGINIA 22209
                                 (703) 276-1123

                                                                  April 30, 2001

Dear Stockholder:

         On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2001 Annual Meeting of Stockholders of On-Site Sourcing, Inc. We will hold the Annual Meeting on June 4, 2001 at 8 a.m. Eastern Time at Key Bridge Marriott, Francis Scott Key Ballroom, 1401 Lee Highway, Arlington, Virginia 22209.

         Enclosed with this letter is a Notice of Annual Meeting, a Proxy Statement, a proxy card and a return envelope, as well as our 2000 Annual Report. Both the Notice of Annual Meeting and the Proxy Statement provide details of the business that will be conducted at the Annual Meeting and other information about On-Site Sourcing, Inc.

         Your vote is very important. Please ensure that your shares will be represented at the meeting by completing, signing, and returning your proxy card in the envelope provided, even if you plan to attend the meeting. Sending us your proxy will not prevent you from voting in person at the meeting should you wish to do so.

                                                      Sincerely,

                                                      /s/ Christopher J. Weiler

                                                      Christopher J. Weiler
                                                      Chief Executive Officer


                             YOUR VOTE IS IMPORTANT
     Please sign, date and return your proxy card before the Annual Meeting.

                             ON-SITE SOURCING, INC.
                             1111 NORTH 19TH STREET
                                   SIXTH FLOOR
                            ARLINGTON, VIRGINIA 22209

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

          ------------------------------------------------------------

                           Date: Monday, June 4, 2001
                           Time: 8:00 a.m.
                           Location: Key Bridge Marriott
                                     Francis Scott Key Ballroom
                                     1401 Lee Highway
                                     Arlington, Virginia 22209

          ------------------------------------------------------------

Dear Stockholders,

         At the 2001 Annual Meeting we will ask you to vote on the following proposals, together with any other business that may properly come before the Annual Meeting:

                1.  Election of five directors; and

                2. Ratification of the selection of Reznick Fedder &
                   Silverman, PC as the independent accountants for the fiscal year ending December 31, 2001.

         The accompanying Proxy Statement contains further information with respect to these matters.

         You will be able to vote your shares at the 2001 Annual Meeting if you were a stockholder of record at the close of business on April 24, 2001.

                                            By Order of the Board of Directors,

                                            /s/ Jason Parikh

                                            Jason Parikh
                                            Secretary

Arlington, Virginia
April 30, 2001



                  YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT.

  PLEASE INDICATE YOUR VOTE ON THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED
     ENVELOPE AS SOON AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE MEETING.

       IF YOU ATTEND THE MEETING, YOU WILL BE ABLE TO WITHDRAW YOUR PROXY
                              AND VOTE IN PERSON.

                             ON-SITE SOURCING, INC.
                             1111 NORTH 19TH STREET
                                   SIXTH FLOOR
                            ARLINGTON, VIRGINIA 22209



                                                                  April 30, 2001

                       PROXY STATEMENT FOR ANNUAL MEETING

         This Proxy Statement provides information that you should read before you vote on the proposals that will be presented to you at the 2001 Annual Meeting of On-Site Sourcing, Inc.'s stockholders. The 2001 Annual Meeting will be held on Monday, June 4, 2001 at 8:00 a.m. Eastern Time at Key Bridge Marriott, Francis Scott Key Ballroom, 1401 Lee Highway, Arlington, Virginia 22209.

         This Proxy Statement provides detailed information about the Annual Meeting, the proposals on which you will be asked to vote at the Annual Meeting, and other relevant information.

         On April 30, 2001, we began mailing information to people who, according to our records, owned shares of our common stock at the close of business on April 24, 2001.

                                TABLE OF CONTENTS

INFORMATION ABOUT THE 2001 ANNUAL MEETING AND VOTING..............................................................1

PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING...................................................................3

STOCK OWNERSHIP...................................................................................................4

THE BOARD OF DIRECTORS............................................................................................5

EXECUTIVE OFFICERS AND COMPENSATION...............................................................................8

AUDIT COMMITTEE, AUDIT FEES AND AUDITOR INDEPENDENCE.............................................................14

OTHER INFORMATION................................................................................................15

              INFORMATION ABOUT THE 2001 ANNUAL MEETING AND VOTING

         The Board of Directors is soliciting your proxy to encourage your participation in the voting at the Annual Meeting and to obtain your support on the proposals. You are invited to attend our 2001 Annual Meeting and vote your shares directly. On-Site will hold the Annual Meeting on Monday, June 4, 2001 at 8:00 a.m. Eastern Time at Key Bridge Marriott, Francis Scott Key Ballroom, 1401 Lee Highway, Arlington, Virginia 22209. If you do not attend the Annual Meeting, you may vote by proxy, which allows you to direct another person to vote your shares at the Annual Meeting on your behalf. We refer to our company in this Proxy Statement as "On-Site," the "Company," "we" or "us."

THIS PROXY SOLICITATION

         This solicitation contains two parts: the proxy card and this Proxy Statement. The proxy card is what you use to indicate how you want your shares to be voted. This Proxy Statement provides you with information on the proposals and other matters that you may find useful in determining how to vote. On April 30, 2001, On-Site began mailing this Proxy Statement to all people who, according to our stockholder records, owned shares of our common stock at the close of business on April 24, 2001.

         On-Site will pay for soliciting these proxies. Our directors, officers and employees may solicit proxies in person or by telephone, mail, facsimile or otherwise, but they will not receive additional compensation for their services. On-Site also will reimburse brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of stock held of record by them.

VOTING YOUR SHARES

         You have one vote for each share of our common stock that you owned of record at the close of business on April 24, 2001. The number of shares you own and may vote at the Annual Meeting is listed on the enclosed proxy card. You may vote your shares at the Annual Meeting either in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. Ballots for voting in person will be available at the Annual Meeting. To vote by proxy, you must complete and return the enclosed proxy card. By completing and returning the proxy card, you will direct the persons designated on the proxy card (those persons are known as "proxies") to vote your shares at the Annual Meeting in accordance with your instructions. Christopher J. Weiler and Jason Parikh will serve as proxies for the Annual Meeting.

         If you decide to vote by proxy, your proxy card will be valid only if you sign, date and return it before the Annual Meeting. IF YOU COMPLETE THE PROXY CARD EXCEPT FOR THE VOTING INSTRUCTIONS, THEN YOUR SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS AND FOR THE RATIFICATION OF THE SELECTION OF REZNICK FEDDER & SILVERMAN, PC AS OUR INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2001.

REVOKING YOUR PROXY

         If you decide to change your vote, you may revoke your proxy at any time before it is voted. You may revoke your proxy in any one of three ways:

         o You may notify our Secretary, Jason Parikh, in writing addressed to: On-Site Sourcing, Inc., 1111 North 19th Street, Sixth Floor, Arlington, Virginia 22209, that you wish to revoke your proxy.

         o        You may submit a proxy dated later than your original proxy.

         o You may attend the Annual Meeting and vote. Merely attending the Annual Meeting will not by itself revoke a proxy; you must obtain a ballot and vote your shares to revoke the proxy.

VOTE REQUIRED FOR APPROVAL

         PROPOSAL 1: ELECTION OF FIVE DIRECTORS. The five nominees for director who receive the most votes will be elected. So, if you do not vote for a particular nominee, or you indicate "withhold authority to vote" for a particular nominee on your proxy card, your vote will not count either for or against the nominee.

         PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the selection of independent accountants. So, if you abstain from voting, it has the same effect as if you had voted against this proposal.

         If you hold your shares with a broker and you do not tell your broker how to vote, your broker has the authority to vote on all of the proposals scheduled to be presented at this year's meeting.

         QUORUM. On the record date for the Annual Meeting, April 24, 2001, 4,943,625 shares of our common stock were issued and outstanding. Our Bylaws require that a "quorum" be present at the Annual Meeting to transact business. A quorum will be present if a majority of our common stock, or 2,471,813 shares, is represented at the Annual Meeting, in person or by proxy. If a quorum is not present, a vote cannot occur. Abstentions will be counted in determining whether a quorum is present at the Annual Meeting.

ADDITIONAL INFORMATION

         The On-Site Sourcing Annual Report to Stockholders for the year ending December 31, 2000, including consolidated financial statements, is being mailed to all stockholders entitled to vote at the Annual Meeting together with this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation material. The Annual Report tells you how to get additional information about us.

                 PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING

         We will present the following two proposals at the Annual Meeting. We have described in this Proxy Statement all the proposals that we expect will be made at the Annual Meeting. If we or a stockholder properly present any other proposal to the meeting, we will use your proxy to vote your shares on the proposal as we believe is appropriate.

PROPOSAL 1: ELECTION OF DIRECTORS

         You will elect five directors at the Annual Meeting. The nominees for election to the Board of Directors are:

                      Christopher J. Weiler
                      Jorge R. Forgues
                      Charles B. Millar
                      Allen C. Outlaw
                      Denis Seynhaeve

         Each director will be elected to serve for a one-year term, or thereafter until his replacement is elected and qualified or until his earlier resignation or removal. Each of the five nominees is presently a member of the Board of Directors. We have been informed that all of the nominees for election to the Board are willing to serve as directors. However, if any of the nominees is unable or unwilling to stand for election or serve if elected, the named proxies will vote for such person or persons as the Board in its discretion may choose to replace any such nominees. The Board has no reason to believe that any nominees will be unable or unwilling to stand for election or serve if elected. More detailed information about each of the nominees is presented in the section of this Proxy Statement titled "The Board of Directors." THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors, with the concurrence of the Audit Committee, has selected Reznick Fedder & Silverman, P.C. of Bethesda, Maryland as our independent accountants for the fiscal year ending December 31, 2001. Reznick Fedder & Silverman will serve as the principal accountant to audit the financial statements of On-Site. Reznick Fedder & Silverman has served as our independent accountants for the years ending December 31, 1996 through 2000. If the stockholders do not ratify the appointment of Reznick Fedder & Silverman, the engagement of independent accountants will be reevaluated by the Board of Directors. Even if the appointment is ratified, the Board of Directors in its discretion may nevertheless appoint another firm of independent accountants at any time during the year if the Board of Directors determines that such change would be in the best interests of the stockholders and On-Site.

         Representatives of Reznick Fedder & Silverman are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF REZNICK FEDDER & SILVERMAN AS ON-SITE'S INDEPENDENT ACCOUNTANTS.

                                 STOCK OWNERSHIP

         There were a total of 4,943,625 shares of our common stock outstanding on April 24, 2001.

         The following table sets forth how many shares were owned on that date by (1) each person or group who beneficially owns more than five percent (5%) of the outstanding shares of our common stock; (2) each director and named executive officer, individually, and (3) the directors and named executive officers as a group. In preparing the following table, we relied upon statements filed with the SEC by beneficial owners of more than five percent (5%) of the outstanding shares of our common stock pursuant to Section 13(d) or 13(g) of the Securities Act of 1934, unless we knew or had reason to believe that the information contained in such statements was not complete or accurate, in which case we relied upon information which we considered to be accurate and complete. Unless otherwise noted, the business address of each of the following is 1111 North 19th Street, Sixth Floor, Arlington, Virginia 22209.

                                                                                            NUMBER OF        PERCENT OF
NAME OF BENEFICIAL OWNER                                                                      SHARES           SHARES
------------------------                                                                      ------           ------
Christopher J. Weiler (1)...........................................................          382,975            7.7%
Allen C. Outlaw (2).................................................................          318,967            6.3%
John Sabanosh (3)...................................................................           71,575            1.4%
Jason Parikh (4)....................................................................           54,600            1.1%
Charles B. Millar (5)...............................................................          114,333            2.3%
    1101 Vermont Ave., N.W.
    Washington, D.C. 20005
Jorge R. Forgues (6)................................................................           90,000            1.8%
    520 Huntmar Park Drive
    Herndon, VA 20170
Denis A. Seynhaeve (7)..............................................................          547,000           11.0%
    220 Wardour Drive
    Annapolis, MD 21401
All executive officers and directors as a group.....................................        1,579,450           29.2%

-----------
(1) Includes 22,975 shares subject to options that are exercisable currently or exercisable within 60 days.
(2) Includes 111,967 shares subject to options that are exercisable currently or exercisable within 60 days.
(3) Includes 68,575 shares subject to options that are exercisable currently or exercisable within 60 days.
(4) Includes 37,500 shares subject to options that are exercisable currently or exercisable within 60 days.
(5) Includes 110,833 shares subject to options that are exercisable currently or exercisable within 60 days.
(6) Includes 90,000 shares subject to options that are exercisable currently or exercisable within 60 days.
(7) Includes 10,000 shares subject to options that are exercisable currently or exercisable within 60 days.

                             THE BOARD OF DIRECTORS

         We have set forth below certain information for each of the members of our Board of Directors. Each of the following directors has been nominated for re-election to the Board at the Annual Meeting:

-------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. WEILER

AGE:                                 38

DIRECTOR SINCE:                      December 1992

PRINCIPAL OCCUPATION:                President, Chief Executive Officer, and Director, On-Site Sourcing, Inc.

RECENT BUSINESS EXPERIENCE:          Mr. Weiler founded On-Site in December 1992 and has been President and Chief
                                     Executive Officer since that time. Mr. Weiler graduated from the United States Naval
                                     Academy in 1985 and served in the United States Navy as a surface warfare officer and as a Navy Senate Liaison Officer on Capitol Hill, Washington, D.C., and has
                                     worked for Pitney Bowes Management Services. From 1998 until May 2000, Mr. Weiler served as our Chairman of the Board.

OTHER DIRECTORSHIPS:                 None

-------------------------------------------------------------------------------------------------------------------------
ALLEN C. OUTLAW

AGE:                                 35

DIRECTOR SINCE:                      March 1994

PRINCIPAL OCCUPATION:                Executive Vice President, Marketing and Director, On-Site Sourcing, Inc.

RECENT BUSINESS EXPERIENCE:          Mr. Outlaw has been our Executive Vice President, Marketing since September 1997.
                                     Since joining the Company in March 1994 until September 1997, Mr. Outlaw served as
                                     Vice President of Sales and Marketing. Prior to joining the Company, he held various positions in the investment industry, including owner and Director of Marketing of
                                     Justin Asset Management, an investment management firm.

OTHER DIRECTORSHIPS:                 None

-------------------------------------------------------------------------------------------------------------------------
CHARLES B. MILLAR

AGE:                                 40

DIRECTOR SINCE:                      August 1996

PRINCIPAL OCCUPATION:                Senior Vice President, Johnston, Lemon & Co., Inc.

RECENT BUSINESS EXPERIENCE:          Mr. Millar has served as Executive Vice President of the Washington D.C.
                                     investment-banking firm of Johnston, Lemon & Co., Inc. since 1991. In May 2000, the
                                     Board of Directors elected Charles Millar as our Chairman of the Board.

OTHER DIRECTORSHIPS:                 None

-------------------------------------------------------------------------------------------------------------------------

                                        5


JORGE R. FORGUES

AGE:                                 46

DIRECTOR SINCE:                      July 1996

PRINCIPAL OCCUPATION:                Chief Financial Officer, Inter.net

RECENT BUSINESS EXPERIENCE:          Mr. Forgues is Chief Financial Officer of Inter.net, an internet access provider formed by PSINet Inc. Prior to joining Inter.net, Mr. Forgues served as Vice
                                     President - Finance for PSINet's Latin America region. From 1996 until 1998, Mr.
                                     Forgues served in the positions of Senior Vice President of Finance and
                                     Administration, Chief Financial Officer and Treasurer of Treev Corporation (formerly
                                     Network Imaging Corporation), a Herndon, Virginia based publicly traded software developer. From October 1993 until April 1996, Mr. Forgues was Vice President of
                                     Finance and Administration, Chief Financial Officer and Treasurer of Globalink,
                                     Inc., a Fairfax-based, publicly traded, machine translation software company.

OTHER DIRECTORSHIPS:                 None

-------------------------------------------------------------------------------------------------------------------------
DENIS SEYNHAEVE

AGE:                                 44

DIRECTOR SINCE:                      July 1999

PRINCIPAL OCCUPATION:                President, Delmag Ventures, Inc.

RECENT BUSINESS EXPERIENCE:          Mr. Seynhaeve has served as President of Delmag Ventures, Inc. since its inception in 1993. Since 1993, Mr. Seynhaeve has invested in a number of businesses located in the Mid-Atlantic region. From 1985 to 1992, Mr. Seynhaeve managed the U.S.
                                     subsidiary of Delsey Luggage, Inc.

OTHER DIRECTORSHIPS:                 None

-------------------------------------------------------------------------------------------------------------------------

BOARD ORGANIZATION AND MEETINGS


         BOARD OF DIRECTORS. Regular meetings of the Board of Directors are normally held every three months. During 2000, the Board of Directors held four meetings. Each director attended at least 75% of the total number of meetings of the Board of Directors and all committees of the Board of Directors on which he served.


         AUDIT COMMITTEE. The Audit Committee reviews our financial statements to confirm that they fairly reflect our financial condition and to appraise the soundness, adequacy and application of accounting and operating controls. The Audit Committee also recommends independent accountants to the Board of Directors, reviews the scope of the audit function of the independent accountants and reviews audit reports rendered by the independent accountants. Our Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Exhibit A to this Proxy Statement. The Audit Committee met once in 2000. Additional information regarding the Audit Committee can be found in the section of this proxy statement titled "Audit Committee, Audit Fees and Auditor Independence" beginning on page 14. The members of the Audit Committee are: Jorge R. Forgues (Chairman) and Charles B. Millar.

         COMPENSATION COMMITTEE. The Compensation Committee determines the compensation of the officers of On-Site. The Compensation Committee met twice in 2000. The members of the Compensation Committee are: Charles B. Millar (Chairman), Jorge R. Forgues and Christopher J. Weiler.

DIRECTOR COMPENSATION

         Directors currently receive no cash compensation for serving on the Board of Directors other than reimbursement of reasonable expenses incurred in attending meetings. Directors who also serve as officers do not receive separate compensation, cash or otherwise, for their service as directors. The following table identifies options that we have granted to non-employee directors since January 1, 1997.


                                                                        NUMBER OF SHARES
                                                                           UNDERLYING       EXERCISE
                            NON-EMPLOYEE DIRECTOR                          OPTIONS(#)       PRICE($)
                            ---------------------                          ----------       --------
                            Charles B. Millar................                 50,000         $3.75
                            Jorge R. Forgues..................                    --            --
                            Denis Seynhaeve...................                    --            --

                       EXECUTIVE OFFICERS AND COMPENSATION

EXECUTIVE OFFICERS

         We set forth below certain information about our executive officers, except for Messrs. Weiler and Outlaw, whose information is found on page 5.


-------------------------------------------------------------------------------------------------------------------------
JASON PARIKH                           CHIEF FINANCIAL OFFICER AND SECRETARY

AGE:                                   30

OFFICER SINCE:                         2000

POSITION(S) HELD AT COMPANY:           Mr. Parikh has been Chief Financial Officer and Secretary since May 2000. From July
                                       1997 to May 2000, he served as Controller.

PREVIOUS BUSINESS EXPERIENCE:          From 1994 until July 1997 Mr. Parikh was Controller of Shirt Explosion Inc., a
                                       clothing manufacturer, as well as an independent accountant for Reznick, Fedder, &
                                       Silverman PC. He has a B.S. in Accounting from the University of Maryland and is a
                                       CPA.

-------------------------------------------------------------------------------------------------------------------------
JOHN SABANOSH                          VICE PRESIDENT, OPERATIONS

AGE:                                   50

OFFICER SINCE:                         1998

POSITION(S) HELD AT COMPANY:           Mr. Sabanosh has been Vice President of Operations since May 2000. From June 1998 until May 2000, he served as Vice President of Finance.

PREVIOUS BUSINESS EXPERIENCE:          Before joining On-Site, Mr. Sabanosh was Vice President of Phoenix International,
                                       LLC, an international trade and investment company. From 1991 until 1995, he was
                                       General Manager of FedComp, Inc. He has a B.S. in Business from Virginia Polytechnic
                                       Institute and State University.

-------------------------------------------------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

         The following table sets forth summary information concerning compensation paid by the Company with respect to the years ending December 31, 2000, 1999 and 1998 to Christopher Weiler, On-Site's President and Chief Executive Officer, and to each of On-Site's executive officers whose aggregate annual cash compensation exceeded $100,000 for the year ending December 31, 2000. We refer to these individuals as the "named executive officers" elsewhere in this Proxy Statement.


                                                                                          LONG-TERM
                                                                                         COMPENSATION
                                                 ANNUAL COMPENSATION                        AWARDS
                                                 -------------------                        ------
                                                                                          SECURITIES
         NAME AND               FISCAL                                OTHER ANNUAL        UNDERLYING          ALL OTHER
    PRINCIPAL POSITION           YEAR      SALARY       BONUS         COMPENSATION        OPTIONS (#)        COMPENSATION
    ------------------           ----      ------       -----         ------------        -----------        ------------
Christopher Weiler........       2000     $178,333     $80,000                 --          75,000                    --
    President and Chief          1999      150,707      15,000                 --               0                    --
    Executive Officer            1998      145,145          --                 --           4,225                    --

Jason Parikh (1)..........       2000      109,873          --                 --          25,000                    --
    Chief Financial              1999       72,600          --                 --          10,000                    --
    Officer and                  1998       61,550          --                 --          20,000                    --
    Secretary

Allen Outlaw..............       2000      240,000      15,220                 --          50,000                    --
    Executive VP,                1999      304,709          --                 --               0                    --
    Marketing                    1998      222,604          --                 --         107,800                    --

John Sabanosh.............       2000      128,000       5,000                 --               0                    --
    Vice President,              1999      112,146          --                 --          15,000                    --
    Operations                   1998       50,829          --                 --          53,375                    --

-----------
(1) Mr. Parikh replaced Mr. Alfred Duncan as Chief Financial Officer in May 2000. Mr. Duncan terminated his employment with the Company effective August 15, 2000.


         Other than an employee-funded 401(k) plan that does not receive matching funds from On-Site and the 1995, 1996, 1997 and 1998 Stock Option Plans, as of December 31, 2000, we did not have any contingent forms of remuneration, including any pension, retirement, stock appreciation, cash or stock bonus, or other compensation plan.

INFORMATION REGARDING OPTIONS GRANTED TO AND HELD BY THE NAMED EXECUTIVE
OFFICERS

         Options for 150,000 shares were granted to named executive officers during the year ending December 31, 2000. The following table provides information as to grants of stock options made during the year ending December 31, 2000, to each of the named executive officers. No stock appreciation rights with respect to the shares were outstanding at such date.

                                                                                                 POTENTIAL REALIZABLE
                                                                                                   VALUE AT ASSUMED
                                NUMBER OF                                                        ANNUAL RATES OF STOCK
                               SECURITIES     PERCENT OF TOTAL                                  PRICE APPRECIATION FOR
                               UNDERLYING     OPTIONS GRANTED                                       OPTION TERM (3)
                                 OPTIONS      TO EMPLOYEES IN      EXERCISE      EXPIRATION     ----------------------
NAME                           GRANTED (1)    FISCAL YEAR (2)    PRICE($/SH)        DATE             5%           10%
----                           -----------    ---------------    -----------        ----            ---           ---
Christopher Weiler.......        75,000            11.1%            $2.75         02/06/2005      $32,510       $68,269
Jason Parikh.............        25,000             3.7%             3.94         05/10/2005       15,526        32,604
Allen Outlaw ............        50,000             7.4%             2.75         02/06/2005       21,673        45,513
John Sabanosh............            --               --               --                 --           --            --

-----------
(1) These stock options entitle the holder to purchase shares of our common stock at an exercise price equal to the fair market value per share of our common stock as of the date the option was granted. These options vest on a quarterly basis over a three-year period.
(2) During the year 2000, 674,000 options were granted to employees, named executive officers, and directors of the Company.
(3) The potential realizable values are the results of calculations at assumed annual rates of stock price appreciation of five percent and ten percent. The SEC for illustration purposes selected these assumed rates of growth. They are not intended to forecast possible future appreciation, if any, of our stock price. No gain to the optionee is possible without an increase in stock prices, which will benefit all stockholders. Options become immediately exercisable in the event of a change-in-control as defined in the Stock Option Plan.


OPTION EXERCISES IN FISCAL 2000 AND VALUE OF OPTIONS AT DECEMBER 31, 2000

         The following table provides information as to the number and value of options during the year ending December 31, 2000 held by the following executive officers. No stock appreciation rights with respect to the shares were outstanding at such date.

                                                               NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED OPTIONS       IN-THE-MONEY OPTIONS AT
                                                           HELD AT FISCAL YEAR-END (#)         FISCAL YEAR-END ($)(1)
                               SHARES                      ---------------------------         ----------------------
                            ACQUIRED ON       VALUE
NAME                        EXERCISE (#)   REALIZED ($)   EXERCISABLE     UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                        ------------   ------------   -----------     -------------    -----------   -------------
Christopher Weiler ......              --            --         15,475            63,750        $1,715               0
Jason Parikh ............              --            --         28,334            31,666         5,542          $2,263
Allen Outlaw ............              --            --         90,300            67,500         3,167               0
John Sabanosh ...........              --            --         68,575                 0         3,476               0

-----------
(1) Represents the difference between the fair market value of the shares subject to the options, based on the closing price of $1.53 for the shares on December 29, 2000 and the exercise prices of the options.

EMPLOYMENT AGREEMENTS

         On-Site and Mr. Weiler entered into an employment agreement dated as of January 1998, which is effective until January 2002. Mr. Weiler is compensated at a rate of $200,000 per year and is eligible to receive bonuses in cash or stock at the discretion of the Board of Directors based on quarterly reviews of Mr. Weiler's and On-Site's performance. The Board of Directors may terminate Mr. Weiler's employment agreement at any time with or without cause. If Mr. Weiler is terminated without cause, he will be entitled to receive a severance payment equal to twelve months base salary plus the value of his other employment benefits accrued at the time of termination. The employment agreement contains a covenant that restricts Mr. Weiler from competing with us for the term of the agreement and for a period of one year thereafter. In the event of a change in control of On-Site, Mr. Weiler has the right to exercise any of his options to acquire our common stock, including options that have not, by their terms, become exercisable prior to the date of the change in control.

         In July 1999, On-Site and Mr. Outlaw entered into an employment agreement, which is effective until August, 2002. The agreement is subject to renewal by the Board. Mr. Outlaw is compensated at the rate of $240,000 per year and is eligible for a bonus relating to growth in revenues from our reprographics operations. The Board of Directors may terminate Mr. Outlaw's employment agreement at any time with or without cause. If Mr. Outlaw is terminated without cause, he will be entitled to receive a severance payment equal to nine months base salary plus the value of his other employment benefits accrued at the time of termination. The employment agreement contains a covenant that restricts Mr. Outlaw from competing with us for the term of the agreement and for a period of one year thereafter. In the event of a change in control of On-Site, Mr. Outlaw has the right to exercise any of his options to acquire our common stock, including options that have not, by their terms, become exercisable prior to the date of the change in control.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

            The Compensation Committee of the Board of Directors (the "Compensation Committee") is composed of two non-employee directors and one employee director, our President and Chief Executive Officer ("CEO"), who abstains from voting on his own compensation. The Compensation Committee establishes the compensation philosophy of On-Site on behalf of the Board of Directors, determines the compensation of the CEO and approves the compensation of the Company's executive officers.

            The Company seeks to attract, motivate and retain highly qualified employees, which is critical to both the short-term and long-term success of the Company. To accomplish this, the Compensation Committee has developed a compensation philosophy which seeks to reward outstanding performance and align the compensation of executive officers with the interests of stockholders. Specifically, the Compensation Committee seeks to achieve the following objectives:

o to provide highly competitive compensation that rewards outstanding Company, business unit and individual results; and

o to encourage executive officers to purchase and hold significant amounts of the Company's stock.

COMPONENTS OF EXECUTIVE OFFICER COMPENSATION

            Compensation of executive officers consists of base salaries, bonuses and long-term incentive compensation.

            BASE SALARIES. The first component of the Company's executive officer compensation program is cash compensation in the form of base salaries. Base salaries are determined by individual and Company performance as well as relevant labor market factors. During 2000 the compensation committee decided to increase Mr. Parikh's base salary from $80,000 to $130,000. Mr. Parikh's base salary increase was made to reflect the change in his duties and responsibilities following his promotion to Chief Financial Officer.

            BONUSES. The second component of the Company's executive officer compensation program consists of annual performance-based bonuses. Decisions with respect to the granting of bonuses are made by the Compensation Committee. The Committee considered the Company's financial performance on an absolute level and compared to its budgeted expectations including its revenue growth, net income and earnings per share. See the Summary Compensation Table on page 9.

            LONG-TERM INCENTIVE COMPENSATION. The third component of the Company's executive officer compensation program is the granting of awards pursuant to the Company's 1995, 1996, 1997 and 1998 Stock Option Plans (the "Company Stock Option Plans") under which executive officers and other key employees may be granted stock options. The Company Stock Option Plans are administered by the Compensation Committee. During 2000, awards of options were made to the executive officers in order to align executive compensation with the financial performance of the Company and to increase the equity components of executive compensation to be more competitive with the Company's peer group of companies. See the Summary Compensation Table on page 9.

CHIEF EXECUTIVE OFFICER COMPENSATION

            The Compensation Committee considered a number of factors in determining Mr. Weiler's 2000 compensation. The Committee considered the Company's financial performance on an absolute level and compared to its budgeted expectations including its revenue growth, net income and earnings per share. The Compensation Committee awarded Mr. Weiler a salary increase, a bonus and stock options. See the Summary Compensation Table on page 9.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

            Section 162(m) of the Internal Revenue Code establishes a limit on corporate income tax deductions of $1 million per year paid to any named executive officer. In designing compensation plans to meet the compensation objectives described above, the Company reserves the right to establish plans which may result in the Company's inability to deduct compensation under Section 162(m).

SUMMARY

            The Committee believes that the compensation plans for the Company's executive officers are designed to be performance-based and align the executive officers' interests with those of the Company. The Compensation Committee will continue to evaluate compensation of executive officers to ensure that it is consistent with the compensation philosophy described above and that it is in the best interests of the stockholders.

                                             Charles B. Millar (Chairman)
                                             Jorge R. Forgues
                                             Christopher J. Weiler

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consists of Mssrs. Millar, Forgues and Weiler. Mr. Weiler, our President and Chief Executive Officer, abstains on votes pertaining to his own compensation. None of our executive officers serves as a member of the board of directors or executive compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors.

STOCK PERFORMANCE

         Set forth below is a graph comparing the cumulative total return on our common stock against the cumulative total return of the Peer Group Index and The Nasdaq Market Index for the period commencing on August 19, 1996 (the date our common stock began trading) and ending on December 31, 2000, assuming in each case that $100 was invested on November 19, 1996 and that all dividends were reinvested. The Peer Group Index is composed of the following companies: IKON Office Solutions, Inc., FYI Inc. and Lason, Inc. These companies were selected because they offer services similar to our core services.


                                     [GRAPH]



      COMPANY/INDEX/MARKET             8/19/96      12/31/96     12/31/97    12/31/98     12/31/99      12/31/00
      --------------------             -------      --------     --------    --------     --------      --------
On-Site Sourcing, Inc...............    100.00        64.29       80.36        43.75        39.29        43.74
Peer Group Index....................    100.00       109.89       61.69        22.81        17.99         8.83
NASDAQ Market Index.................    100.00       112.02       137.02      193.26       340.85        214.24


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         There have been no transactions since January 1, 2000 to which On-Site was or is a party in which the amount exceeded or exceeds $60,000 and in which any executive officer, director or any holder that On-Site knows holds more than 5% of any class of On-Site's voting securities or any member of the immediate family or any of the foregoing persons had or will have a direct or indirect material interest.

              AUDIT COMMITTEE, AUDIT FEES AND AUDITOR INDEPENDENCE

AUDIT COMMITTEE REPORT

         The Audit Committee oversees On-Site's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Committee reviewed with the independent accountants, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of On-Site's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent accountants the accountants' independence from management and On-Site, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the accountants' independence.

         The Committee discussed with On-Site's independent accountants the overall scope and plans for their respective audits. The Committee met with the independent accountants, with management present, to discuss the results of their examinations, their evaluations of On-Site's internal controls, and the overall quality of On-Site's financial reporting. The Committee held one meeting during fiscal year 2000. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of On-Site's independent accountants.

                                       Jorge R. Forgues (Chairman)
                                       Charles B. Millar

INFORMATION REGARDING THE FEES PAID TO REZNICK FEDDER & SILVERMAN, P.C. DURING THE YEAR ENDING DECEMBER 31, 2000

         Fees billed to the Company by Reznick Fedder & Silverman, P.C. for services rendered during the fiscal year or related to the audit of the fiscal year ending December 31, 2000 financial statements were as follows:

    o  Audit Fees:                                                    $61,000

    o  Financial Information System Design and Implementation Fees:   $0

    o  All Other Fees:                                                $23,000

                                OTHER INFORMATION

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than ten percent of our common stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than ten-percent beneficial stockholders are required by SEC regulation to furnish to us copies of all Forms 3, 4 and 5 they file. Based solely on our review of copies of such forms we have received, we believe that all of our officers, directors and greater than ten-percent beneficial owners complied on a timely basis with all filing requirements applicable to them with respect to transactions during the year ending December 31, 2000.

STOCKHOLDER PROPOSALS

         We currently expect to hold our 2002 Annual Meeting in June 2002 and to begin printing and mailing the proxy statement and form of proxy to be furnished to all stockholders entitled to vote at such meeting in April 2002. If you want to include a proposal in the proxy statement for our 2002 Annual Meeting, send the proposal to On-Site Sourcing, Inc., Attn: Jason Parikh, Secretary, at 1111 North 19th Street, Sixth Floor, Arlington, Virginia 22209. To be eligible for inclusion in the proxy statement for our 2002 Annual Meeting, proposals of stockholders must be received not later than January 1, 2002. Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as well as the requirements of our Certificate of Incorporation and Bylaws.

         Those stockholder proposals that are not intended to be included in our proxy statement for such meeting, but that are intended to be presented by the stockholder at such Annual Meeting of stockholders, must be received not later than the close of business on March 16, 2002. The proposal must include a brief description of the business desired to be brought before the meeting, the shareholder's name and address, the class and number of shares owned by the shareholder and disclosure of any material interest the shareholder may have in the matter proposed. If a stockholder wishing to present a proposal at our 2002 Annual Meeting fails to notify us by March 16, 2002, the proxies that our management receives for the Annual Meeting will confer discretionary authority to vote on any stockholder proposals properly presented at that meeting.

                                    EXHIBIT A


                             ON-SITE SOURCING, INC.
--------------------------------------------------------------------------------
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


                                     CHARTER


                                                                    July 5, 2000

I.       PURPOSE


                  The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by On-Site Sourcing, Inc. (the "Company") to the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         (i) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system;

         (ii) review and appraise the audit efforts of the Company's outside auditor; and

         (iii) provide an open avenue of communication among the outside auditor, financial and senior management, and the Board of Directors.

                  The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section
         IV. of this Charter.

                  The purpose of this Charter is also to confirm that:

                  (a) even though the Company's outside auditor reports directly to the Audit Committee and the Board of Directors, the outside auditor's ultimate accountability is to the stockholders of the Company;

                  (b) the Audit Committee and the Board of Directors act as representatives of the stockholders; and

                  (c) the Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor (or to nominate the outside auditor to be presented to the stockholders for approval in a proxy statement).

II.      COMPOSITION


                  Effective no later than June 14, 2001, the Audit Committee shall have at least three members, comprised solely of independent directors (as defined in the applicable rules of the Nasdaq Stock Market or any securities exchange on which the common stock of the Company is listed), each of whom is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, the Audit Committee will have at least one member that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Audit Committee may have one director who is not independent if the conditions set forth in Nasdaq Rule 4310(c)(26)(B) are satisfied.


                  The members of the Audit Committee shall be elected by the Board at least annually at a meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee.

III.     MEETINGS

                  The Audit Committee shall meet at least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the outside auditors in separate sessions to discuss any matters that the Audit Committee or either of these groups believe should be discussed privately. When deemed appropriate, meetings may be held in person or by telephone. Minutes or other records of meeting and activities of the Audit Committee shall be maintained.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties, the Audit Committee shall:

                            DOCUMENT REPORTS/REVIEWS

1. Review the Company's annual audited financial statements to be included in the Company's periodic reports filed with the Securities and Exchange Commission (SEC); discuss them with management, and discuss with the Company's outside auditor the matters required to be discussed by Statement on Auditing Standards 61, as modified or supplemented.

2. Make recommendations to the Board of Directors whether the Company's annual audited financial statements should be included in the company's Annual Report on Form 10-K for the preceding fiscal year to be filed with the SEC.

                             INDEPENDENT ACCOUNTANTS

3. Recommend to the Board of Directors the selection or replacement of the outside auditor, and approve the fees and other compensation to be paid to the outside auditor.

4. Obtain, on an annual basis, a written statement from the Company's outside auditor delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and taking, or recommending that the full Board of Directors take, appropriate action to oversee the independence of the outside auditor.

5. Review the performance of the outside auditor and recommend any proposed discharge of the outside auditor when circumstances warrant.

6. Periodically consult with the outside auditor out of the presence of management about internal controls and quality, acceptability, fullness and accuracy of the Company's financial statements.

                           FINANCIAL REPORTING PROCESS

7. In consultation with the outside auditor, review the integrity of the Company's financial reporting process, both internal and external.

8. Consider the outside auditor's judgments about the quality and appropriateness (not just acceptability) of the Company's accounting principles and the clarity of financial disclosure practices as applied in its financial reporting.

9. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the outside auditor or management.

                               PROCESS IMPROVEMENT

10. Discuss, at least annually, with each of management and the outside auditor any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

11. Following completion of the annual audit, review separately with each of management and the outside auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

12. Review any significant disagreement among management and the outside auditor in connection with the preparation of the financial statements.

13. Review with the outside auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate period of time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)


                           ETHICS AND LEGAL COMPLIANCE

14. Review management's monitoring of the Company's compliance with laws and management's exercise of ethical practices and ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations, and the public, satisfy legal requirements.

15. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

16. Perform any other activities consistent with this Charter, the Company's Certificate of Incorporation or Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

17. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any investigation.

                         REPORTS OF THE AUDIT COMMITTEE

18. Prepare and submit any report of the Audit Committee required by the SEC in the Company's annual proxy statement.

                                     PROXY
                             ON-SITE SOURCING, INC.
                             1111 NORTH 19TH STREET
                                  SIXTH FLOOR
                           ARLINGTON, VIRGINIA 22209
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Christopher J. Weiler and Jason Parikh, and each of them severally, as their proxies with full power of substitution and resubstitution for and in the name, place and stead of the undersigned to vote upon and act with respect to all of the shares of Common Stock of On-Site Sourcing, Inc. (the "Company") standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the 2001 Annual Meeting of Stockholders to be held on June 4, 2001, at 8:00 a.m. Eastern Time at Key Bridge Marriott Francis Scott Key Ballroom, 1401 Lee Highway, Arlington, Virginia 22209, or any adjournment(s) thereof.

Proposal 1.  Election of each of the following nominees to the Board of
             Directors of the Company:

           Christopher J. Weiler, Allen C. Outlaw, Denis Seynhaeve, Charles B. Millar, Jorge R. Forgues

/ /   FOR ALL EXCEPT AS NOTED                                                    / /      WITHHOLD FOR ALL

The undersigned may withhold authority to vote for any one or more of the nominees by lining through or otherwise striking out the name of such nominee.

Proposal 2.  To ratify the selection of Reznick Fedder & Silverman, PC as independent accountants for the Company for the fiscal year ending December 31, 2001.

/ /   FOR                              / /      AGAINST                          / /      ABSTAIN

            PLEASE MARK YOUR VOTES IN THE CORRESPONDING BOXES ABOVE

                          (Continued on reverse side)

    THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE LISTED NOMINEES FOR DIRECTOR, FOR PROPOSAL 2 AND IN ACCORDANCE WITH THE PROXIES' DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING TO THE EXTENT PERMITTED BY LAW. If more than one of the proxies named shall be present in person or by substitution at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitution, shall exercise all of the powers hereby given.

Please return this proxy promptly, using the enclosed envelope.

                                         DATE: _________________________________

                                         _______________________________________
                                                        Signature

                                         _______________________________________
                                                        Signature

                                         Please date this proxy and sign your
                                         name(s) exactly as it appears(s)
                                         hereon. All holders of the shares
                                         covered by this proxy must sign. When
                                         signing in a fiduciary capacity, please
                                         indicate full title as such.